GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A Shares and Institutional Shares of the

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

(collectively, the “Portfolios”)

Supplement dated January 8, 2014 to the

Prospectus dated December 27, 2013 (the “Prospectus”)

Effective immediately, the Portfolios may invest in the Goldman Sachs High Yield Floating Rate Fund (the “Underlying High Yield Floating Rate Fund”) as part of a tactical allocation.

Accordingly, the Portfolios’ Prospectus is hereby revised as follows:

The last sentence in the third to last paragraph of the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Strategy” and the “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Principal Strategy” sections of the Prospectus is replaced with the following:

As part of a tactical allocation, the Portfolio, as of the date of this Prospectus, invests in the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund. The Portfolio may discontinue this allocation in the future at the discretion of the Investment Adviser and without shareholder approval or notice.

The following paragraphs are added to the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” and the “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” sections of the Prospectus:

Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Underlying High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non public information regarding the borrower to which other lenders have access.

Loan Obligations Risk—Loan obligations are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan obligations are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. This will also have an adverse impact on the Underlying High Yield Floating Rate Fund’s ability to dispose of particular loan obligations or loan participations when necessary to meet the Underlying High Yield Floating Rate Fund’s liquidity needs or when necessary in response to a specific economic event, such as a decline in the credit quality of the borrower.

Loan Participation Risk—The Underlying High Yield Floating Rate Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and interest. Where the Underlying High Yield Floating Rate Fund lacks direct recourse, the Underlying High Yield Floating Rate Fund will look to an agent for the lenders to enforce appropriate credit remedies against the borrower. The Underlying High Yield Floating Rate Fund may be subject to greater delays, expenses and risks than would have been involved if the Underlying High Yield Floating Rate Fund had purchased a direct obligation of the borrower. Under the terms of certain loan participations, the Underlying High Yield Floating Rate Fund may be regarded as a creditor of the agent lender rather than of the underlying borrower, and therefore may be subject to the risk that the agent lender may become insolvent.

Second Lien Loans Risk—Second Lien Loans generally are subject to similar risks as Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Senior Loan Risk—Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Underlying High Yield Floating Rate Fund to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide/ask spreads and extended trade settlement periods. Although Senior Loans in which the Underlying High Yield Floating Rate Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Underlying High Yield Floating Rate Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Underlying High Yield Floating Rate Fund, such as invalidation of Senior Loans.

The last sentence in the fourth to last paragraph of the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Enhanced Dividend Global Equity Portfolio” and the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Tax-Advantaged Equity Portfolio” sections of the Prospectus is replaced with the following:

As part of a tactical allocation, the Portfolio, as of the date of this Prospectus, invests in the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund. The Portfolio may discontinue this allocation in the future at the discretion of the Investment Adviser and without shareholder approval or notice.

The following is added below the Local Emerging Markets Debt Fund row in “Description of the Underlying Funds” section of the Prospectus:

Underlying Fund	Investment Objectives	Duration or Maturity	Investment Sector	Credit Quality	Other Investments
High Yield Floating Rate Fund	A high level of current income.	Target Duration* = less than 0.5 years.	At least 80% of Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade.	At least 80% of Net Assets rated BB+/Ba1 or below (at time of purchase)	Fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. Also invests in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.

The following is added under the “Risks That Are Particularly Important for Specific Underlying Funds” section of the Prospectus:

Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Underlying High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Loan Obligations Risk—Loan obligations are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment, leaving all or part of a loan obligation unsecured. Unsecured loan obligations or unsecured portions of loan obligations are subject to greater risk of loss in the event of default by the borrower than secured loans. Many loan obligations are subject to legal or contractual restrictions on resale and are relatively illiquid and may be difficult to value. The purchase and sale of a loan obligation are subject to the requirements of the credit agreement governing the loan obligation. Loan obligations are not traded on an exchange and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. These factors will also have an adverse impact on the Underlying High Yield Floating Rate Fund’s ability to dispose of particular loan obligations or loan participations when necessary to meet the Underlying High Yield Floating Rate Fund’s liquidity needs or when necessary in response to a specific economic event, such as a decline in the credit quality of the borrower.

Loan Participation Risk—Funds, such as the Underlying High Yield Floating Rate Fund, investing in loan participations may have limited recourse against a borrower who fails to pay scheduled principal and interest. When the Underlying High Yield Floating Rate Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying High Yield Floating Rate Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying High Yield Floating Rate Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying High Yield Floating Rate Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if Underlying High Yield Floating Rate Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying High Yield Floating Rate Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying High

Yield Floating Rate Fund may also be subject to the risk that the agent lender may become insolvent.

Second Lien Loans Risk—The Underlying High Yield Floating Rate Fund may invest in Second Lien Loans. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Senior Loan Risk—The Underlying High Yield Floating Rate Fund may invest in Senior Loans, which hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Underlying High Yield Floating Rate Fund to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although Senior Loans in which the Underlying High Yield Floating Rate Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Underlying High Yield Floating Rate Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Underlying High Yield Floating Rate Fund, such as invalidation of Senior Loans.

The following is added to the table in “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

Goldman Sachs High Yield Floating Rate Fund	First $1 Billion	0.60%	0.60%
	Next $1 Billion	0.54%
	Next $3 Billion	0.51%
	Next $3 Billion	0.50%
	Over $8 Billion	0.49%

The following is added to the table in “Appendix A—Additional Information on the Portfolios and Underlying Funds—Portfolio Securities and Techniques” section of the Prospectus:

Loans and Loan Participations. The Underlying High Yield Floating Rate Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Underlying High Yield Floating Rate Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Underlying High Yield Floating Rate Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying High Yield Floating Rate Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying High Yield Floating Rate Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying High Yield Floating Rate Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying High Yield Floating Rate Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying High Yield Floating Rate Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying High Yield Floating Rate Fund may also be subject to the risk that the agent lender may become insolvent.

Senior Loans. The Underlying High Yield Floating Rate Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in a Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Underlying High Yield Floating Rate Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Underlying High Yield Floating Rate Fund from its investments in Senior Loans should decrease.

The Underlying High Yield Floating Rate Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Underlying High Yield Floating Rate Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Underlying High Yield Floating Rate Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Underlying High Yield Floating Rate Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Underlying High Yield Floating Rate Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Second Lien Loans. The Underlying High Yield Floating Rate Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Underlying High Yield Floating Rate Fund.

This Supplement should be retained with your Prospectus for future reference.

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